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                       [FRONT SIDE OF STOCK CERTIFICATE]

                                                                     EXHIBIT 4.1

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INCORPORATED UNDER THE LAWS OF BERMUDA |See reverse side for certain definitions
                                                              CUSIP
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                         LOGO GLOBAL CROSSING LTD.

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NUMBER                    | This certifies that
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                          |
                          |
--------------------------| is the owner of
SHARES                    |
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                          |
                          |
--------------------------| FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON
                          | STOCK OF THE PAR VALUE OF $0.01 PER SHARE OF GLOBAL
                          | CROSSING LTD. transferable on the books of the
GLOBAL CROSSING LTD.      | Company in person or by duly authorized attorney
   CORPORATE BERMUDA      | upon surrender of this certificate properly
                          | endorsed.  This certificate and the shares
        SEAL              | represented hereby are issued and shall be held
                          | subject to all of the provisions of the Memorandum
                          | of Association and Articles of Association and
                          | amendments thereto of the Company, to all of which
                          | the holder by acceptance hereof assents.  The
                          | certificate is not valid until countersigned and
                          | registered by the Transfer Agent and Registrar.
                          | WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND
                          | THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED
                          | OFFICERS.
                          |
                          |                     Countersigned and Registered:
                          |                     First Chicago Trust Company
                          |                     of New York
                          |                     Transfer Agent and Registrar by:
                          |
                          |
                          |
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COMMON STOCK              | Dated:              Authorized Signature
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                          |                          |
                          |                          |
                          |                          |
                          |  Chief Executive Officer | Secretary
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                      [REVERSE SIDE OF STOCK CERTIFICATE]

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
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The following abbreviations, when used in the inscription on |  The Company will furnish without charge to each stockholder who
the face of this certificate, shall be construed as though   |  so requests, the designations, powers, preferences and relative
they were written out in full according to applicable laws   |  participating, optional or other special rights of each class
or regulations.  Additional abbreviations may also be used   |  of stock or series thereof of the Company and the qualifications,
though not in this list below.                               |  limitaitons or restrictions of such preferences and/or rights.
-------------------------------------------------------------|  Any such request should be made to the Secretary of the Company or
TEN COM:  as tenants in common | TEN ENT: as tenants by the  |  to the Transfer Agent and Registrar named on the face of this
                               | entireties                  |  certificate.
JT TEN: as joint tenants with right of survivorship and not  |
as tenants in common                                         |
-------------------------------------------------------------|
                                                             |
UNIF GIFT MIN ACT:                Custodian                  |
                            under Uniform Gifts to Minor Act |
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    (Cust)                (Minor)              (State)       |
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                                                             |
FOR VALUE RECEIVED,    HEREBY SELL, ASSIGN AND TRANSFER UNTO.|
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                                                             |
                                                             |
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER    |
OF ASSIGNEE:                                                 |
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                                                             |
PLEASE INSERT NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE,   |
OF ASSIGNEE:                                                 |
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                                                             |
                                                             |
                                                             |
                                                             |
                                                             |
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                                        shares of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint
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                        attorney to transfer the said Common Stock on the books of the within-named Corporation with full power of substitution in the premises.
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                       |                                             |                                       |
                       |                                             |                                       |
                       |                                             |                                       |
                       |  DATED                                      |  X                                    |  X
                       |----------------------------------------------------------------------------------------------------------
                       |  NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF
                       |  THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
                       |----------------------------------------------------------------------------------------------------------
                       |                                                                                     |
                       |                                                                                     |
                       |  SIGNATURE(S) GUARANTEED BY                                                         |
                       | ---------------------------------------------------------------------------------------------------------
                       |  THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, |
                       |  STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP      |
                       |  IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C.          |
                       |  RULE 17AD-15.                                                                      |
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